SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2007
Effective March 31, 2008, in the section titled “MANAGEMENT,” under the heading “Information about the Investment Adviser and Manager,” the portfolio management disclosure for Morgan Stanley Investment Management Inc. (“MSIM Inc.”) with respect to the Growth Opportunities Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Growth Opportunities Portfolio is managed by Matthew Hart. Mr. Hart, Executive Director and Portfolio Manager of MSIM Inc., is responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000.”
Dated: March 31, 2008
Versions: Class 1, Version B; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2007
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to Morgan Stanley Investment Management Inc. (“Van Kampen”) reference to Scott Miller is deleted in its entirety.
Dated: March 31, 2008